

Riverview
BANCORP

Investor Presentation - September 2025

Nicole Sherman
CEO/President

David Lam
EVP/Chief Financial Officer

Dan Cox
EVP/Chief Operating Officer



Forward-Looking Statement

Forward-looking statements with respect to the financial condition, results of operations and the business of Riverview are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements.

These include, without limitation: Riverview's ability to manage new and acquired branches; the impact of competition on revenues and margins; and other risks and uncertainties, as may be detailed from time to time in Riverview's public announcements and filings with the SEC. Forward-looking statements can be identified by the use of forward-looking terminology, such as "may," "will," "should," "expect," "anticipate," "estimate," "continue," "plans," "intends," or other similar terminology.

Riverview does not intend to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of the Report, other than in its periodic filings with the SEC, or to reflect the occurrence of unanticipated events.

Our Mission

We are a true partner in our communities by ensuring people are seen, heard, and valued.

We move beyond the transactional-based experience to foster relationships with genuine care and exceptional service.

Our Vision

To be the preferred place to bank and work in the PNW.



Our Values

Bring your best self

Take care of each other

Do the right thing

Embrace change

Find a better way together

Connect with our communities

Executive Officers





Nicole Sherman
Chief Executive Officer/President



David Lam
EVP/Chief Financial Officer



Dan Cox
EVP/Chief Operating Officer



Robert Benke
EVP/Chief Credit Officer



Charmaine Lightheart
EVP/Chief Retail and Digital Engagement Officer



Michael Sventek
EVP/Chief Lending Officer



Evan Sowers
President and CEO
Riverview Trust Company

Nearly 24 years of average experience

	Name	Title	Years with Riverview	Years in Industry
	Nicole Sherman	Chief Executive Officer/President	1	34
	David Lam	EVP/Chief Financial Officer	17	19
	Dan Cox	EVP/Chief Operating Officer	23	23
	Robert Benke	EVP/Chief Credit Officer	20	20
	Charmaine Lightheart	EVP/Chief Retail and Digital Engagement Officer	3	20
	Mike Sventek	EVP/Chief Lending Officer	2	34
	Evan Sowers	CEO/President of Riverview Trust Company	3	16

Riverview Locations Across Washington and Oregon



90
Riverview Branches
Riverview Bancorp and Trust Headquarters
Riverview Trust Company
WASHINGTON
5
84
Vancouver
Portland
Salem
84
OREGON

- Established in 1923
- Publicly traded on NASDAQ: RVSB
- Total assets of $1.5B
- A total of 17 branches, including 13 in the Portland-Vancouver area, and 3 lending centers
- Riverview Trust Company: $900.1 Million AUM

First Quarter Highlights – June 30, 2025

- Net Income of $1.2 million - $0.06 EPS
- Pre-tax, pre-provision (non-GAAP):
  - $1.55 million pre-tax, pre-provision income - June 30, 2025
  - $1.46 million pre-tax, pre-provision income - March 31, 2025
  - $1.22 million pre-tax, pre-provision income - June 30, 2024
- Net interest income was $9.8 million compared to $9.2 million in the preceding quarter and $8.8 million for the first fiscal quarter a year ago.
- NIM was 2.78% for the quarter compared to 2.65% in the preceding quarter and 2.47% for the year ago quarter.
- Total loans were $1.07 billion compared to $1.06 billion last quarter.
- Total deposits were $1.21 billion compared to $1.23 billion three months earlier.
- Cost of interest-bearing deposits was 1.72% for the quarter compared to 1.76% for the preceding quarter and 1.61% for the first fiscal quarter a year ago.
- Launch of Business Banking initiative.

Strategically Ahead

- Return to a normalized Return on Average Assets and Return on Equity.
- Increase tangible book value and book value per share.
- Expand net interest margin.
- Increase earnings per share, and dividends resulting in enhanced shareholder value.
- Manage non-interest expenses and operating efficiencies.
- Execute on our three-year strategic plan.



Loan Portfolio and Loan Pipeline

The loan portfolio and loan yields continue to grow, and loans yield continue to improve from new loan originations and repricing of our existing portfolio. This is supported by our robust loan pipeline.

Net Loans and Loan Yields ($ in millions)



$1200.0
$1,100.0
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
5.40%
5.20%
5.00%
4.80%
4.60%
4.40%
4.20%
4.00%
$943.2
$990.4
$1,008.9
$1,024.0
$1,062.5
$1,068.1
4.71%
4.72%
4.44%
4.55%
4.85%
5.02%
2021
2022
2023
2024
2025
2026 FQ1

Loans Pipeline ($ in millions)



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$18.4
$32.3
$43.5
$49.1
$41.1
$72.0
March 2024
June 2024
September 2024
December 2024
March 2025
June 2025

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Loan Maturities and Repricing

Riverview continues to benefit from the repricing of its loans to current market rates. The annual dollars of loans repricing along with the weighted average loan rate will contribute to net interest income expansion.

Fiscal Year	Amount	Weighted Average Yield	Estimated Weighted Average Reinvestment Yield	Spread	Estimated Yearly Increase in Interest Income
2026	$ 55,100,000	4.27%	6.50%	2.23%	$ 1,228,730
2027	$ 76,200,000	4.03%	6.50%	2.47%	$ 1,882,140
2028	$ 95,700,000	5.42%	6.50%	1.08%	$ 1,033,560
Thereafte	$ 124,000,000	6.09%	6.50%	0.41%	$ 508,400



$140
$120
$100
$80
$60
$40
$20
$-
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
$55.1
$76.2
$95.7
$124.0
4.27%
4.03%
5.42%
6.09%
Fiscal 2026
Fiscal 2027
Fiscal 2028
Thereafter
$ in millions
Weighted Average Yield

Loans Diversification

Riverview continues to diversify its loan portfolio and recently has launched its business banking program to further diversify into commercial business loans.


Real estate construction
$20,133
Real estate one-to-four family $98,147
Other installment
$24,092
Commercial business,
$231,826
Land
$3,659
Multi-family
$90,606
Commercial real estate - Owner Occupied
$142,477
Commercial real estate - Non-Owner Occupied
$457,140

(dollars in millions)

Loan Composition – Commercial Real Estate


Commercial real estate - Non-Owner Occupied $457,140
Commercial real estate - Owner Occupied $142,477


CRE – Non-Owner Occupied
Single Purpose Facilities...
Office Buildings 18.5%
Mini Storage 10.7%
Warehouse & Industrial 11.3%
Retail Strip Center 17.9%
Motel / Hotel 26.6%
Assisted Living Facilities 0.1%


CRE - Owner Occupied
Other 16.2%
Accommodation 3.4%
Arts & Entertainment 0.7%
Construction 7.3%
Wholesale trade 7.1%
Health Care 6.5%
Manufacturing 14.1%
Retail 22.3%
Professional 1.4%
Real estate 21.0%

Allowance for Credit Losses and Asset Quality

Riverview continues to maintain a strong allowance for credit losses to total loans. As economic changes occur, Riverview is well positioned for these uncertainties.


2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.03%
1.47%
1.52%
1.50%
1.45%
1.44%
March 2021
March 2022
March 2023
March 2024
March 2025
June 2025

Note: March 2021 elevated due to pandemic related reserves.

Nonperforming assets and nonperforming assets to total loans continue to decrease, a testament to Riverview's strong credit culture.


$500,000
$400,000
$300,000
$200,000
$100,000
$-
0.05%
0.04%
0.03%
0.02%
0.01%
0.00%
$395,000
0.03%
$273,000
0.02%
$265,000
0.02%
$173,000
0.01%
$155,000
0.01%
$143,000
0.01%
March 2021
March 2022
March 2023
March 2024
March 2025
June 2025
$ of Nonperforming loans
% of Nonperforming loans to total assets

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Deposits

Deposits remain strong and continue to be a significant focus for our team members as part of our growth strategy. Cost of deposits remain consistently lower than peers.



Money market
$233,553
19.3%
Non-interest bearing
$306,768
25.4%
Regular savings
$159,747
13.2%
Interest checking
$277,632
22.9%
Certificates of deposit
$232,193
19.2%
($ in thousands)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
1.90%
1.70%
1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
$1,232
$1,220
$1,237
$1,219
$1,232
$1,210
$349
$339
$341
$313
$316
$307
$883
$881
$896
$906
$916
$903
1.00%
1.14%
1.26%
1.32%
1.30%
1.27%
March 2024
June 2024
September 2024
December 2024
March 2025
June 2025
Interest Bearing
Non-Interest Bearing
Cost of Deposits

Net Interest Income and Net Interest Margin

Net interest income continues to see quarter-over-quarter growth along with continued net interest margin expansion as earning-asset yields have outpaced funding yields.



$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
$8,552
$8,821
$8,942
$9,388
$9,193
$9,841
2.32%
2.47%
2.46%
2.60%
2.65%
2.78%
March 2024
June 2024
September 2024
December 2024
March 2025
June 2025
$ in millions
Net interest margin

Non-Interest Expense and Efficiency Ratio

Non-interest expense continues to modestly increase as investments in technology and people remain a priority. All the while, the efficiency ratio has remained steady and a focus of management to become more operationally efficient.



$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
180.00%
160.00%
140.00%
120.00%
100.00%
80.00%
60.00%
$13,109
144.91%
$10,969
90.00%
$10,701
83.71%
$11,154
87.63%
$11,438
88.67%
$11,720
88.34%
March 2024
June 2024
September 2024
December 2024
March 2025
June 2025
$ Noninterest expense
Efficiency ratio

Note: March 2024 included an investment restructure and nonrecurring expense.

Profitability Measures

Riverview continues to demonstrate year-over-year net income growth through its operating model and continued focus on improving ROAA through its strategic business plan.



$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
$3,799
$4,903
0.24%
0.32%
Fiscal March 2024
Fiscal March 2025
Net Income
ROAA



$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
$(2,500)
$(3,000)
$(3,500)
0.60%
0.40%
0.20%
0.00%
-0.20%
-0.40%
-0.60%
-0.80%
-1.00%
$(2,968)
$966
$1,557
$1,232
$1,148
$1,225
-0.76%
0.25%
0.40%
0.32%
0.31%
0.33%
March 2024
June 2024
September 2024
December 2024
March 2025
June 2025
Net Income (loss)
ROAA

Note: March 2024 include a balance sheet restructure

Liquidity

Available liquidity remains robust through its Federal Reserve Bank, FHLB Des Moines lines, investment portfolio, and access to the brokered markets.



$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
$ in millions
$812.6
$288.0
$787.4
$280.4
Available Liquidity
Uninsured Deposits
Available Liquidity
Uninsured Deposits
March 31, 2025
June 30, 2025
Brokered Deposits
Unencumbered Securities
FHLB
FRB

Capital Ratios

Capital remains strong and exceeds regulatory thresholds of being well-capitalized.

- Completed $2.0 million share repurchase plan
- Board of Directors approved $2.0 million share repurchase plan in April 2025



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
March 2025
June 2025
11.10%
16.48%
11.16%
16.56%
Leverage Ratio
Total Capital
Leverage Ratio
Total Capital
Well-Capitalized
Excess Over Well-Capitalized

— Regulatory well-capitalized threshold

Dividends and Other Ratios

Return on Average Tangible Equity


16.00%
12.00%
8.00%
4.00%
0.00%
8.45%
16.47%
14.26%
2.95%
3.74%
3.66%
2021
2022
2023
2024
2025
2026 FQ1

Tangible Equity / Tangible Assets*


12.00%
9.00%
6.00%
3.00%
0.00%
8.14%
7.57%
8.18%
8.58%
8.93%
9.05%
2021
2022
2023
2024
2025
2026 FQ1

Dividends per share


$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.20
$0.22
$0.24
$0.24
$0.08
$0.02
2021
2022
2023
2024
2025
2026 FQ1

Riverview continues to declare dividends and has done so for the past 42 quarters.

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Riverview Trust Company

Riverview Trust Company continues to grow is assets under management which has resulted in increased asset management fees.

Assets Under Management ($ in millions)



$1200
$1,000
$800
$600
$400
$200
$-
$961.8
$897.9
$871.6
$872.6
$877.9
$900.1
March 2024
June 2024
September 2024
December 2024
March 2025
June 2025

Asset Management Fees ($ in thousands)



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,408
$1,558
$1,433
$1,443
$1,472
$1,552
March 2024
June 2024
September 2024
December 2024
March 2025
June 2025

Non-GAAP Measures

Non-performing loans reconciliation, excluding Government Guaranteed Loans

(Dollars in thousands)	March 31, 2021	March 31, 2022	March 31, 2023	March 31, 2024	March 31, 2025	June 30, 2025
Non-performing loans (GAAP)	$571	$22,099	$1,852	$178	$155	$143
Less: Non-performing Government Guaranteed loans	(176)	(21,826)	(1,587)	(5)	-	-
Adjusted non-performing loans excluding Government Guaranteed loans (non-GAAP)	$395	$273	$265	$173	$155	$143
Non-performing loans to total assets (GAAP)	0.04%	1.27%	0.12%	0.01%	0.01%	0.01%
Non-performing loans, excluding Government Guaranteed loans to total assets (non-GAAP)	0.03%	0.02%	0.02%	0.01%	0.01%	0.01%

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.


Riverview

Community Impact

Riverview's team live, play, and work in the communities we serve. We champion local organizations across our footprint, knowing the power of meaningful, local impact. Our commitment goes beyond financial support. Our team members dedicate their time, talent, and expertise by serving on boards and engaging in hands-on community service. Through collaboration and shared purpose, we drive positive change. When we work together, great things happen.

46
board of director/committee positions held by team members

1,909
employee service hours

118
organizations supported

$311,850
in donations to local organizations

Community Service

1,909 employee service hours

At the heart of our mission is a deep commitment to the communities we serve. Riverview is supporting programs that reflect the real needs of our community. When our neighbors thrive, we all do. Together, we're transforming impact into a shared future of growth and possibility.


SCHWINN

Supporting organizations whose missions include:

- Animal Welfare
- Arts and Entertainment
- Children Services
- Civic Services
- Early Childhood Education
- Economic Development
- Education
- Environment
- Family Services
- Financial Literacy
- Food Drives/Hunger Relief
- Health and Fitness
- Houselessness
- Homeownership
- Parks and Recreation
- Senior Services
- Veteran Services







Nicole Sherman
CEO/President



David Lam
EVP/Chief Financial Officer



Dan Cox
EVP/Chief Operating Officer

Questions?


Riverview
BANCORP
Thank you
It's about you